UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

ITEM 1. REPORTS TO SHAREHOLDERS
-------------------------------------------------------------------------------
2007 Annual Meeting of Shareholders

Location: Ted Ferry Civic Center
          888 Venetia Way
          Ketchikan, Alaska
Date:     November 3, 2007
Time:     1:00 p.m.

PRESIDENT'S REPORT
-------------------------------------------------------------------------------
Dear Shareholders,

Welcome to our 34th year of operation. This has been a busy summer in Kasaan. Several projects involving Kavilco property are currently underway.

Full Metals Minerals of Vancouver, British Columbia is leasing Kavilco's bunkhouse, double-wide trailer and shop during the Mt. Andrews rock core drilling exploration for future mining opportunities. If the minerals prove of value, Kavilco could develop into a base of operation because of the facilities we have available to lease.

Alaska Power and Telephone (APT), leasing land from Kavilco on top of Kasaan Mountain, has completed a tower capable of distributing a signal that will bring broadband Internet and cellular phone service to Kasaan and a large portion of Prince of Wales Island. An additional tower has already been erected in Kasaan for local broadband use. APT is in the process of replacing all power distribution lines throughout the City of Kasaan. The original power system has been in use since the late 1970s. The new system, which is underground, will give us more dependable service.

We are continuing to gather and archive historical articles and photographs of Kasaan and the surrounding area for our files and website. We are working closely with the Kasaan Haida Heritage Foundation (KHHF) to research grants and funding to restore Chief Son-I-Hat's Whale House and Totem Park. MRV Architects in Juneau, Alaska reviewed and appraised the costs to restore the Whale House. It appears that the restoration cost will total $2.5 to 3 million. We are seeking a direct appropriation from the U.S. Congress since the U.S. Forest Service held the responsibility for maintaining the site from 1938 until 1971-73.

As we approach our 34th Annual Meeting of Shareholders, I strongly encourage all shareholders to vote their proxies, even if you cannot attend, to ensure a quorum to hold the Annual Meeting.

Thank you in advance for your interest in your Corporation and for your support of the Board of Directors and Management. Have a healthy and wonderful year.

Sincerely,
/s/ Louis A. Thompson

Louis A. Thompson
President/Chief Executive Officer

CHIEF FINANCIAL OFFICER'S REPORT
-------------------------------------------------------------------------------
Dear Shareholders,

There's an old adage in the investment community which states: "Never bet against the Fed." The Federal Reserve Bank started increasing short-term interest rates in June 2004 in an effort to slow down the economy. Over the next two years, the Fed Fund Rate increased from 1% to 5.25%.

The much anticipated economic slowdown did not materialize and the S&P Stock Index trended sideways for the first six months of 2006. However, we had been sitting on the sidelines during the rate increases, and at the September and November Board meetings we started mapping out our stock strategy.

At the January 2007 Board meeting we finalized our stock strategy. We increased our initial purchase price for a company's stock from $25,000 to $50,000 and doubled our allocation in our equity portfolio to $2 million. We are going to be more reliant on momentum indicators as opposed to fundamental analysis for purchases/sales of equities. Stay tuned for the 2007 Annual Report and newsletters for the results of our revised equity strategy.

On the bond front, short-term interest rates had a nice bump up courtesy of the aforementioned Fed Fund increase. But interest rates on the long-end of the yield curve, namely the ten-year Treasury bond, closed up a mediocre 4.71%. However, rates were very volatile throughout the year. We actively traded the five-, ten-, and thirty-year U.S. Treasury bond and were rewarded with $156,226 of short-term capital gains.

In the 2005 Annual Report, I discussed the potential economic ramifications of a housing downturn. Now we have the biggest slump in U.S. housing in the last 40 years. These are not my views but those of the Toll Brothers, the famous luxury "McMansions" homebuilders. In his 40 years as a homebuilder, Mr. Toll says he has never seen a slump unfold like the current one. "I've never seen a downturn in housing without a downturn in employment or some macroeconomic nasty condition that took housing down along with other elements of the economy," he says. "This time you've got low employment, you've got a stable stock market and relatively low interest rates."

The downturn has also impacted existing home sales. As home buyers abandon the market, inventories of unsold homes will mount to the point where home values start to erode. The erosion of property values always has a negative impact on consumer spending. Adding to the bloated inventory of unsold homes will be a raft of adjustable-rate mortgages that will begin adjusting to higher interest rates which, in turn, will push up delinquencies and foreclosures.

The employment effects of housing are serious; up to 30% of the employment growth in the last three years was due directly and indirectly to housing. For the most part, investment banks provided the financing for the housing bubble and if the projected defaults on the subprime mortgages come to fruition, we can expect a credit squeeze that will impact all sectors of the credit market. Business and consumer access to credit, along with employment growth, are key components to a healthy economy.

Over the years, the Board of Directors has had to navigate similar economic disaster scenarios. With their guidance and support, we are up to any challenges the financial markets may throw at us.

Sincerely,
/s/ Scott Burns

Scott Burns
Chief Financial Officer


DIVIDEND DISTRIBUTIONS
----------------------------------------------
1980 Initial Distribution         $  3,000,000
1981 Debenture                       1,200,000
1981 Alaska Native Fund                283,282
1982 Debenture                       1,200,000
1983 Alaska Native Fund                 69,940
1983 Debenture                       1,200,000
1984 Debenture                       1,200,000
1984 Dividend                          120,000
1985 Debenture                       1,200,000
1986 Dividend                          120,000
1986 Debenture                       1,200,000
1987 Debenture                       1,200,000
1987 Property Dividend                 236,066
1987 Dividend                          120,000
1988 Debenture                       1,200,000
1989 Debenture                       1,200,000
1989 Dividend                          240,000
1990 Debenture                       1,200,000
1990 Dividend                          600,000
1991 Dividends                       1,080,000
1992 Dividends                         960,000
1993 Dividends                       1,214,400
1994 Dividends                       1,248,300
1995 Dividends                       1,728,000
1996 Dividends                       1,927,680
1997 Dividends                       1,992.000
1998 Dividends                       1,956,003
1999 Dividends                       2,027,167
2000 Dividends                       1,811,000
2001 Dividends                       1,932,000
2002 Dividends                       1,764,000
2003 Dividends                       1,650,000
2004 Dividends                       1,215,000
2005 Dividends                       1,009,200
2006 Dividends                       1,064,949
                                  ------------
TOTAL DISTRIBUTIONS               $ 41,366,580
                                  ============
Total per share
(12,000 shares)                   $      3,447

            IF YOU HELD 100 SHARES
         SINCE 1980 YOU HAVE RECEIVED
                   $344,700


[MOSS ADAMS LLP LETTERHEAD]

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors
Kavilco Incorporated (An Investment Company)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kavilco Incorporated (the Company) as of December 31, 2006, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the four years in the period ended December 31, 2005 were audited by other auditors whose report dated February 22, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3, the financial statements include real estate valued at $3,588,815, whose value has been determined by management in the absence of a readily ascertainable fair value. We have reviewed the procedures established by management and used by management in arriving at the fair value of the real estate and have inspected the underlying documentation, and in the circumstances, we believe the procedures are reasonable and the documentation appropriate.

/s/Moss Adams LLP

Moss Adams LLP

Seattle, Washington
February 12, 2007


                             KAVILCO INCORPORATED
                            (An Investment Company)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006
-------------------------------------------------------------------------------

ASSETS
     Investments in securities, at market value
       (identified cost $33,340,851)                                $33,554,695
     Real estate at fair value
       (identified cost $1,054,089) (Note 3)                          3,588,815
     Cash                                                               205,307
     Interest receivable                                                288,762
     Premises and equipment, net                                         14,103
     Prepaid expenses and other assets                                   16,908
                                                                    -----------
          Total assets                                               37,668,590
                                                                    -----------

LIABILITIES
     Accounts payable and accrued expenses                               19,495
     Dividends payable                                                   79,114
                                                                    -----------
          Total liabilities                                              98,609
                                                                    -----------

NET ASSETS                                                          $37,569,981
                                                                    ===========

     Net assets consist of:
          Distributable earnings (Note 9)                           $ 2,862,179
          Contributed capital                                        34,707,802
                                                                    -----------

          Net assets                                                $37,569,981
                                                                    ===========

     Net assets value per share of
          Class A and Class B common stock
            ($37,569,981 divided by
            12,000 shares outstanding) (Note 8)                    $      3,131
                                                                   ============

See accompanying notes.



                             KAVILCO INCORPORATED
                            (An Investment Company)
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2006
------------------------------------------------------------------------------

                                                      Principal
                                                      amount or       Market
                                                        shares        value
                                                      ----------   -----------
INVESTMENTS IN SECURITIES - 89.3%

     U.S. GOVERNMENT SECURITIES - 30.2%
          U.S. Treasury Bond, 7.250%, 05/15/16           2,000,000  $ 2,377,500
          Federal Home Loan Bank - variable rates
               4.000%, 06/29/07                          2,000,000    1,987,500
               3.375%, 12/28/07                          1,000,000      998,125
               3.500%, 12/17/09                          1,000,000      998,125
               4.000%, 06/30/10                          1,000,000      989,375
          Federal National Mortgage Association -
            variable rates
               6.210%, 11/07/07                          1,000,000    1,007,852
               6.150%, 12/10/07                          1,000,000    1,008,223
               4.000%, 12/14/07                          1,000,000      988,125
               3.375%, 07/07/10                          1,000,000      989,375
                                                                    -----------
                    Total U.S. government
                      securities
                      (cost $11,456,861)                             11,344,200
                                                                    -----------

U.S. CORPORATE OBLIGATIONS - 18.1%
     Beverage (soft drink)
          Coca Cola Enterprises - 2.1%:
            8.500%, 02/01/12                               700,000      800,894
     Diversified financial services - 2.8%:
          General Electric Capital Corp.,
            8.500%, 07/24/08                             1,000,000    1,045,194
     Electric utility - 0.5%:
          Potomac Electric Power Co.,
            6.500%, 03/15/08                               190,000      192,183
     Entertainment - 0.8%:
          Walt Disney Co., 5.800%, 10/27/08                290,000      291,707
     Food processing - 0.6%:
          Heinz Corp., 6.000%, 03/15/08                    229,000      229,306
     Retail store - 3.1%:
          Wal-Mart Stores, 6.875%, 08/10/09              1,000,000    1,041,826
          Dayton Hudson, 8.600%, 01/15/12                  100,000      114,450
     Securities brokerage - 5.5%:
          Merrill Lynch & Co., 6.375%, 10/15/08          1,000,000    1,017,860
          Bear Stearns Co., Inc.,
            7.625%, 12/07/09                             1,000,000    1,064,567
     Telecommunication services - 2.7%:
          Pacific Bell, 6.125%, 02/15/08                 1,000,000    1,006,855
                                                                    -----------
               Total U. S. corporate obligations
                 (cost $6,547,443)                                    6,804,842
                                                                    -----------

U.S. COMMON STOCK - 0.6%
     Exchange traded funds - less than 1%:
          StreetTracks Gold Trust                              160       10,114
     Natural gas (diversified) - 0.1%:
          Kinder Morgan Energy Partners                        400       19,160
     Oil refining & marketing - 0.2%:
          Sasol Limited                                        300       11,070
          Suncor Energy Inc.                                   300       23,673
          Sunoco Inc.                                          300       18,708
          Valero Energy Corp.                                  450       23,022
     Technology - 0.3%:
          Microsoft Corp.                                    3,640      108,690
                                                                    -----------
               Total U.S. common stock
                 (cost $145,329)                                        214,437
                                                                    -----------

U.S. SHORT-TERM INVESTMENTS - 40.4%
     Federated Prime Obligation Fund
               Total U.S. short-term investments
                 (cost $15,191,216)                     15,191,216   15,191,216
                                                                    -----------

               Total investments in securities
                 (identified cost $33,340,851)
                                                                    $33,554,695
                                                                    ===========

See accompanying notes.



                       KAVILCO INCORPORATED
                      (an investment company)
                      STATEMENT OF OPERATIONS
                   YEAR ENDED DECEMBER 31, 2006
-------------------------------------------------------------------
INVESTMENT INCOME
     Interest                                            $1,427,837
     Dividends                                              298,888
                                                         ----------
          Total investment income                         1,726,725
                                                         ----------

EXPENSES
     Salaries and benefits                                  330,779
     Directors' compensation and expenses                   237,306
     Legal and accounting                                    32,234
     Custodian                                               10,907
     Insurance expense                                       67,513
     Office and equipment leases                             57,991
     General and administrative                              62,447
                                                         ----------
          Total expenses                                    799,177
                                                         ----------

Net investment income                                       927,548
                                                         ----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
     Net realized gain on investments                       143,752
     Net decrease in unrealized
          appreciation on investments                     (188,336)
                                                         ----------
          Total realized and unrealized
               loss on investments                         (44,584)
                                                         ----------

NET OPERATING INCOME                                        882,964

OTHER INCOME                                                 73,004
                                                         ----------

NET INCREASE IN ASSETS
  RESULTING FROM OPERATIONS                              $  955,968
                                                         ==========
See accompanying notes.



                           KAVILCO INCORPORATED
                         (an investment company)
                    STATEMENT OF CHANGES IN NET ASSETS
                  YEARS ENDED DECEMBER 31, 2006 AND 2005
--------------------------------------------------------------------------
                                                    2006          2005
                                                 -----------   -----------
INCREASE  IN
NET ASSETS FROM OPERATIONS
     Net investment income                          $927,548      $766,285
     Net realized gain on investments                143,752       216,449
     Net decrease in unrealized appreciation
          on investments                           (188,336)     (756,272)
     Other income                                     73,004        58,975
                                                 -----------   -----------
          Net increase in net assets
              resulting from operations              955,968       285,437
                                                 -----------   -----------

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS (Note 9)                    (1,065,000)   (1,009,200)
                                                 -----------   -----------

          Total decrease in net assets             (109,032)     (723,763)

NET ASSETS
     Beginning of year                            37,679,013    38,402,776
                                                 -----------   -----------

     End of year                                 $37,569,981   $37,679,013
                                                 ===========   ===========
See accompanying notes.



                             KAVILCO INCORPORATED
                            (An Investment Company)
                             FINANCIAL HIGHLIGHTS
                     YEARS ENDED DECEMBER 31, 2002 TO 2006
-------------------------------------------------------------------------------

Per share operating performance (for a share of Class A and Class B capital stock outstanding throughout the period):

                             2006      2005       2004       2003       2002
                          ---------  ---------  --------- ---------  ---------
Net asset value,
  beginning of year        $3,139.92 $3,200.23  $3,297.77  $3,310.27  $3,268.17
                           --------- ---------  ---------  ---------  ---------
  Income from
    investment
    operations
      Net investment
        income                 77.30     63.86      64.77     103.48     123.70
      Net realized and
        unrealized gain
        (loss)
        on investment
        transactions          (3.72)   (44.99)    (65.11)      18.68      49.91
      Net other income          6.08      4.92       4.06       2.84      15.49
                           --------- ---------  ---------  ---------  ---------
      Total from
        investment
        operations             79.66     23.79       3.72     125.00     189.10
                           --------- ---------  ---------  ---------  ---------
Less dividends
  and distributions          (88.75)   (84.10)   (101.26)   (137.50)   (147.00)
                           --------- ---------  ---------  ---------  ---------
Net asset value,
  end of year              $3,130.83 $3,139.92  $3,200.23  $3,297.77  $3,310.27
                           ========= =========  =========  =========  =========

Total return                   2.54%     0.74%      0.11%      3.78%      5.79%

Supplemental data

     Net assets,
       end of year
      (in thousands)        $ 37,570  $ 37,679   $ 38,403   $ 39,573   $ 39,723

Ratio to average
  net assets
     Expenses                  2.12%     1.98%      1.97%      1.92%      1.88%
     Net investment
       income                  2.46%     2.01%      1.98%      3.08%      3.75%

Portfolio turnover rate       41.82%   131.30%      6.20%     56.70%      9.60%

See accompanying notes.


KAVILCO INCORPORATED
(An Investment Company)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1 - ORGANIZATION
-------------------------------------------------------------------------------
Kavilco Incorporated (the Company) is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 (the "Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the board of directors.


NOTE 2 - SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies. The following is a summary of the significant accounting policies consistently followed by the Company in the preparation of these financial statements.

SECURITY VALUATION - Investments in securities consist primarily of U.S. government securities, corporate obligations, and common stock. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the specific identification method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

REAL ESTATE - Real estate is carried at fair value as determined in good faith by management of the Company and approved by the board of directors. Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Based on the inherent uncertainty of valuation, however, the estimated value may differ significantly from the value that would have been used had a ready market for the real property existed, and the difference could be material (Note 3).

FEDERAL INCOME TAXES - The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment taxable income to its shareholders. Therefore, no federal income tax provision is required for the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

MANAGEMENT FEES - The investment management of the Company's portfolio is performed by an employee of the Company. In lieu of a management fee, payment for this service is part of the employee's annual compensation.

DIRECTORS' COMPENSATION AND EXPENSES - The board of directors of the Company receive compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

USE OF ESTIMATES - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


NOTE 3 - REAL ESTATE
-------------------------------------------------------------------------------
At December 31, 2006, the Company owns fee title to the surface estate of 22,946 acres of real estate valued by the Company at $3,588,815. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. And in 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of December 31, 2006, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process.

Management estimated the fair value of this real estate at $3,588,815 on the basis of good faith consideration of both the aforementioned pertinent factors and the analysis performed by the Forester. The board of directors approved this fair value estimate of the real estate.


NOTE 4 - TRADING RISK
-------------------------------------------------------------------------------
In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. The Company's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.


NOTE 5 - INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------
Purchases of investment securities (consisting of U.S. government securities and common stock) aggregated $10,816,976 for the year ended December 31, 2006, and sales and maturities of investment securities (consisting of U.S. government securities, corporate obligations and common stock) aggregated $15,873,872 for the year ended December 31, 2006.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U. S. federal income tax purposes is $349,239 and $135,393, respectively.


NOTE 6 - PREMISES AND EQUIPMENT
-------------------------------------------------------------------------------
Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $3,212 for the year ended December 31, 2006.

Building                          $  154,368
Furniture, fixtures and               79,127
equipment
                                  ----------
                                     233,495
Less accumulated depreciation      (219,392)
                                  ----------
                                  $   14,103
                                  ==========


NOTE 7 - LEASE OBLIGATION
-------------------------------------------------------------------------------
The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2008. Rent expense for the year ended December 31, 2006 was $35,340, which is included in the office and equipment leases expense on the statement of operations.

Future minimum lease commitments under this non-cancelable operating lease are approximately as follows:


2007             $29,700
2008              22,200
                 -------
                 $51,900
                 =======


NOTE 8 - NET ASSETS
-------------------------------------------------------------------------------
Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock.

The Company's capital structure is as follows:

     Common stock
          Class A, no par value - Authorized, 1,000,000 shares;
             issued and outstanding, 11,576.83 shares
          Class B, no par value - Authorized, 500,000 shares;
             issued and outstanding, 423.17 shares


NOTE 9 - DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
On March 10, 2006, a distribution of $13 per share was declared. The dividend was paid on March 23, 2006 to shareholders of record on March 13, 2006. On November 3, 2006, a distribution of $75.75 per share was declared. This dividend was paid on November 20, 2006 to shareholders of record on November 6, 2006.

The tax character of distributions paid during 2006 and 2005 was as follows:


                                              2006         2005
                                          ------------ -----------
          Distributions paid from:
               Ordinary income            $(1,065,000)  $ (947,520)
               Long-term capital gain          -           (61,680)
                                          ------------  -----------
                                          $(1,065,000)  $(1,009,200
                                          ============  ===========


As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income     $    113,607
Net realized appreciation on:
     Investments                       213,846
     Real estate                     2,534,726
                                  ------------
                                  $  2,862,179
                                  ============




NOTE 10 - SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------
Investments are categorized by type, country and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the market value of each category by net assets.


NOTE 11 - PENSION PLAN
-------------------------------------------------------------------------------
Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the year ended December 31, 2006 totaled $52,062.

ITEM 2. CODE OF ETHICS.
-------------------------------------------------------------------------------
Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on November 10, 2000 and is available on the Registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-------------------------------------------------------------------------------
Kavilco  Incorporated  is  subject to the Alaska Native  Claims  Settlement  Act
(Act). Pursuant to the Act, Kavilco's stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco's stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-------------------------------------------------------------------------------
During the fiscal years ended December 31, 2006 and 2005, Anderson ZurMuehlen & Co., P.C. performed the following professional services.


                               2006     2005
                            -------  -------
(a) AUDIT FEES              $17,000  $17,000
(b) AUDIT RELATED FEES           $0       $0
(c) TAX FEES                 $3,100   $3,100


During the period covering the fiscal years ended December 31, 2006 and 2005, Moss Adams LLP performed the following professional services.


                                  2006       2005
                             ---------    -------
(a) AUDIT FEES               $9,788.60         $0
(b) AUDIT RELATED FEES              $0         $0
(c) TAX FEES                        $0         $0



(d) ALL OTHER FEES. In addition, Anderson ZurMuehlen & Co., P.C.'s sister company, Employee Benefit Resources, LLC (EBR), provided services to the Company in connection with the plan document for the Company's pension plan and preparation of Form 5500. The total fees paid by the Company to EBR were $375 in 2006 and $475 in 2005.

(e) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
-------------------------------------------------------------------------------
Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6. SCHEDULE OF INVESTMENTS.
-------------------------------------------------------------------------------
Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT AND AFFILIATED PURCHASERS.
-------------------------------------------------------------------------------
The board of directors adopted the following resolution during the November 2003 board meeting.

KAVILCO INCORPORATED RESOLUTION 11-14-03b: PROXY VOTING POLICIES
-------------------------------------------------------------------------------
The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
           RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management's recommendations on corporate proposals that appear on the proxy.
           RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
           RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco's web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

(Corporate Seal)

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------------
This disclosure requirement is not applicable to Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.
-------------------------------------------------------------------------------
The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------------------------
There have been no material changes to the procedures by which shareholders may recommend nominees to Kavilco's board of directors since Kavilco last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.
-------------------------------------------------------------------------------
(a) The Registrant's chief executive officer and chief financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.
-------------------------------------------------------------------------------
(1)  Not applicable.

(2) Separate certifications by the Registrant's chief executive officer and chief financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.

(3) Not applicable. The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

SIGNATURES
-------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:  /s/ Louis A. Thompson
     ---------------------
     Louis A. Thompson
     Chief Executive Officer

Date: October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:  /s/ Scott Burns
     ---------------
     Scott Burns
     Chief Financial Officer

Date: October 5, 2007